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                                                                   Exhibit 10.28

                              AMENDED AND RESTATED
                         AMENDMENT NO. 2 TO NFRONT, INC.
                              STOCK INCENTIVE PLAN

         THIS AMENDED AND RESTATED AMENDMENT NO. 2 TO nFRONT, INC. STOCK INCENTIVE PLAN (this "Amendment") is made effective as of the 22nd day of June, 1999 (the "Effective Date"), by NFRONT, INC., a corporation organized and doing business under the laws of the State of Georgia (the "Company"). All capitalized terms in this Amendment have the meaning ascribed to such terms in the nFront, Inc. Stock Incentive Plan (the "Plan"), unless otherwise stated herein.

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Company adopted Amendment No. 2 to the Plan effective May 25, 1999 to add certain provisions to adjust on an annual basis the number of shares available for issuance thereunder;

         WHEREAS, the Board of Directors has now determined to reduce the percentage of the annual adjustment provided in Amendment No. 2 from 1.50% to 1.25% of the total outstanding shares;

         NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, the Plan is hereby amended as follows:

                  1. Effective upon completion of an initial registered public offering of the Company's Common Stock, Section 3 of the Plan is amended by adding the following provision to the end of Section 3:

                           The total number of Shares that may be issued
                  pursuant to Stock Incentives under this Plan shall be automatically increased on the last trading day of the final calendar month of each fiscal year, beginning with the fiscal year ending June 30, 2000 and continuing through the fiscal year ending June 30, 2004, by a number of Shares equal to one and one-quarter percent (1.25%) of the number of Shares of Common Stock outstanding on the last trading day of the month preceding the final calendar month of each such fiscal year, but in no event shall any such annual increase exceed 1,000,000 Shares (as adjusted for any change contemplated in Section 11 hereof).

                  2. Except as specifically amended by this Amended and Restated Amendment No. 2, the Plan shall remain in full force and effect as prior to this Amended and Restated Amendment No. 2.

         IN WITNESS WHEREOF, the Company has caused this AMENDED AND RESTATED AMENDMENT NO. 2 TO NFRONT, INC. STOCK INCENTIVE PLAN to be executed as of the Effective Date.

                                            NFRONT, INC.

                                            By: /s/ Brady L. Rackley
                                               ----------------------------
                                               Brady L. "Tripp" Rackley III
                                               Chief Executive Officer
ATTEST:

By: /s/ Jeffrey W. Hodges
   -------------------------
   Jeffrey Hodges, Secretary